Exhibit 10.2

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made as of February 13, 2017 by and among (i) BTHC X, Inc., a Delaware corporation, (including any successor entity thereto, the “Company”), (ii) George Syllantavos, an individual residing in Athens, Greece, in his capacity under the Contribution Agreement as the Pubco Representative (the “Pubco Representative”), and (iii) the undersigned (“Holder”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Contribution Agreement.

Recitals

A.        As of December 31, 2016, (i) the Company, (ii) Pubco Representative, (iii) George Syllantavos in his individual capacity (the “Sponsor”), (iv) Ramada Holdings, Inc., a company formed under the laws of the Marshall Islands, in its capacity under the Contribution Agreement as the Pubco Majority Shareholder (the “Pubco Majority Shareholder”), (v) iOra Software Limited, a company formed under the laws of England and Wales (“iOra”), (vi) Stocksfield Limited, a company formed under the laws of England and Wales (“Stocksfield”) (vii) Lexalytics, Inc., a Massachusetts corporation (“Lex”, and together with Stocksfield, the “Contributors”), and (viii) Mark Thompson, in his capacity as the Contributor Representative, entered into that certain Contribution Agreement (as amended from time to time in accordance with the terms thereof, the “Contribution Agreement”);

B.       Pursuant to the Contribution Agreement, and in view of the valuable consideration to be received by Holder thereunder, Company and Holder desire to enter into this Agreement, pursuant to which the Pubco Convertible Preferred Shares held by Holder (together with all securities into which all such Pubco Convertible Preferred Shares are converted, split, reverse split, or exchanged, and together with any securities paid as dividends or distributions with respect to such securities, the “Restricted Securities”) shall become subject to limitations on disposition as set forth herein.

 Accordingly, in consideration of the premises set forth above, the parties agree as follows:

1.           Lock-Up Provisions.

(a)       Holder hereby agrees not to, during the period commencing from the Closing and, ending on the earliest of (i) the one (1) year anniversary of the date of the Closing, or (ii) the date on which any of the Company’s securities are listed on a national securities exchange (the “Lock-Up Period”): (1) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (3) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (1), (2), or (3) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (1), (2), or (3), a “Prohibited Transfer”). The foregoing sentence shall not apply to the transfer of any or all of the Restricted Securities owned by Holder, (A) by gift, will or intestate succession upon the death of Holder, (B) to any Permitted Transferee or (C) as a distribution to limited partners, shareholders, members of, or owners of similar equity interests in Holder upon the liquidation and dissolution of Holder; provided, however, that in any of cases (A), (B) or (C), it shall be a condition to such transfer that the transferee executes and delivers to the Company and the Contributor Representative an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to Holder. As used in this Agreement, the term “Permitted Transferee” shall mean: (1) the members of Holder’s immediate family (for purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin), (2) any trust for the direct or indirect benefit of Holder or the immediate family of Holder, or (3) to any affiliate of Holder or to any investment fund or other entity controlled by Holder.

(b)       Notwithstanding the foregoing, Holder may during the Lock-Up Period pledge or otherwise encumber its Restricted Securities to a third party as a guarantee to secure borrowings made by such third party to the Company or any of its Subsidiaries.

(c)       If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and Company shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, the Company may impose stop-transfer instructions with respect to the Restricted Securities of Holder (and permitted transferees and assigns thereof) until the end of the Lock-Up Period.

2.           Miscellaneous.

(a)       Termination of Contribution Agreement. Notwithstanding anything to the contrary contained herein, in the event that the Contribution Agreement is terminated in accordance with its terms prior to the Closing, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

(b)       Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of Holder are personal to Holder and may not be transferred or delegated by Holder at any time. The Company may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of any other party.

(c)       Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d)       Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any court in which appeal from such courts may be taken) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address referenced in Section 2(f).

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(e)       WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(f)       Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the addresses set forth in the Contribution Agreement or, with respect to the Holder, the address set forth under the Holder’s name on the signature page hereto.

(g)       Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Company, the Pubco Representative and Holder. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(h)       Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction, and will be replaced with a suitable and equitable provision that carries out the intent and purpose of such invalid, illegal or unenforceable provision.

(i)       Specific Performance. Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Holder, money damages may be inadequate and Company (and the Pubco Representative on behalf of Company) may have not adequate remedy at law, and agrees that irreparable damage would occur. Accordingly, each of Company and the Pubco Representative shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement by Holder and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(j)       Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Contribution Agreement or any Ancillary Document.

(k)       Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(l)       Counterparts; Facsimile.  This Agreement may also be executed and delivered by facsimile signature or by email in portable document format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be executed and delivered as a deed, as of the date first written above.

Executed as a deed by:

Company:

BTHC	X, Inc.

By:	/s/ George Syllantavos
Name:	George Syllantavos
Title:	CEO

The Pubco Representative:

George Syllantavos in his capacity as the Pubco Representative

By:	/s/ George Syllantavos
Name:	George Syllantavos
Title:	CEO

{Holder Signature on the Following Page}

{Signature Page to Lock-Up Agreement}

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be executed and delivered as a deed, as of the date first written above.

Executed as a deed by:

Holder:

Name of Holder:	Ramada Holdings

By:	/s/ George Syllantavos
Name:	George Syllantavos
Title:	Director

Number and Type of Company Shares and/or Series A Convertible Preferred Shares:

Company Common Shares:___________________________________________________________________________

Company Series A Convertible Preferred Shares:___________________________________________________________

Address for Notice:

Address:______________________________
_____________________________________
_____________________________________
Facsimile No.:__________________________
Telephone No.:_________________________
Email:________________________________

{Signature Page to Lock-Up Agreement}

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IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be executed and delivered as a deed, as of the date first written above.

Executed as a deed by:

Holder:

Name of Holder:	Lawrence Glassberg

By:	/s/ Lawrence Glassberg
Name:
Title:

Number and Type of Company Shares and/or Series A Convertible Preferred Shares:

Company Common Shares:___________________________________________________________________________

Company Series A Convertible Preferred Shares:___________________________________________________________

Address for Notice:

Address:______________________________
_____________________________________
_____________________________________
Facsimile No.:__________________________
Telephone No.:_________________________
Email:________________________________

{Signature Page to Lock-Up Agreement}

5

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be executed and delivered as a deed, as of the date first written above.

Executed as a deed by:

Holder:

Name of Holder:	Michael Rabinowitz

By:	/s/ Michael Rabinowitz
Name:
Title:

Number and Type of Company Shares and/or Series A Convertible Preferred Shares:

Company Common Shares:___________________________________________________________________________

Company Series A Convertible Preferred Shares:___________________________________________________________

Address for Notice:

Address:______________________________
_____________________________________
_____________________________________
Facsimile No.:__________________________
Telephone No.:_________________________
Email:________________________________

{Signature Page to Lock-Up Agreement}

6

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be executed and delivered as a deed, as of the date first written above.

Executed as a deed by:

Holder:

Name of Holder:	Clifford Teller

By:	/s/ Clifford Teller
Name:
Title:

Number and Type of Company Shares and/or Series A Convertible Preferred Shares:

Company Common Shares:___________________________________________________________________________

Company Series A Convertible Preferred Shares:___________________________________________________________

Address for Notice:

Address:______________________________
_____________________________________
_____________________________________
Facsimile No.:__________________________
Telephone No.:_________________________
Email:________________________________

{Signature Page to Lock-Up Agreement}

7

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be executed and delivered as a deed, as of the date first written above.

Executed as a deed by:

Holder:

Name of Holder:	Edward Rose

By:	/s/ Edward Rose
Name:	Edward Rose
Title:

Number and Type of Company Shares and/or Series A Convertible Preferred Shares:

Company Common Shares:___________________________________________________________________________

Company Series A Convertible Preferred Shares:___________________________________________________________

Address for Notice:

Address:______________________________
_____________________________________
_____________________________________
Facsimile No.:__________________________
Telephone No.:_________________________
Email:________________________________

{Signature Page to Lock-Up Agreement}

8

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be executed and delivered as a deed, as of the date first written above.

Executed as a deed by:

Holder:

Name of Holder:	Chris Fiore

By:	/s/ Chris Fiore
Name:	Chris Fiore
Title:

Number and Type of Company Shares and/or Series A Convertible Preferred Shares:

Company Common Shares:___________________________________________________________________________

Company Series A Convertible Preferred Shares:___________________________________________________________

Address for Notice:

Address:______________________________
_____________________________________
_____________________________________
Facsimile No.:__________________________
Telephone No.:_________________________
Email:________________________________

{Signature Page to Lock-Up Agreement}

9

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be executed and delivered as a deed, as of the date first written above.

Executed as a deed by:

Holder:

Name of Holder:	James Siegel

By:	/s/ James Siegel
Name:	James Siegel
Title:

Number and Type of Company Shares and/or Series A Convertible Preferred Shares:

Company Common Shares:___________________________________________________________________________

Company Series A Convertible Preferred Shares:___________________________________________________________

Address for Notice:

Address:______________________________
_____________________________________
_____________________________________
Facsimile No.:__________________________
Telephone No.:_________________________
Email:________________________________

{Signature Page to Lock-Up Agreement}

10

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be executed and delivered as a deed, as of the date first written above.

Executed as a deed by:

Holder:

Name of Holder:	Timothy Murphy

By:	/s/ Timothy Murphy
Name:	Timothy Murphy
Title:

Number and Type of Company Shares and/or Series A Convertible Preferred Shares:

Company Common Shares:___________________________________________________________________________

Company Series A Convertible Preferred Shares:___________________________________________________________

Address for Notice:

Address:______________________________
_____________________________________
_____________________________________
Facsimile No.:__________________________
Telephone No.:_________________________
Email:________________________________

{Signature Page to Lock-Up Agreement}